UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10-F, Building #12, Sunking Plaza, Gaojiao Road Hangzhou, Zhejiang People’s Republic of China	311122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1 (888) 827-4832

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, no par value	GTEC	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

As previously reported on its Current Report on Form 8-K filed on March 16, 2026, Greenland Technologies Holding Corporation (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on March 12, 2026, notifying the Company that the closing bid price per share for its Class A ordinary shares (the “Class A Ordinary Shares”) was below $1.00 for a period of 30 consecutive business days and that the Company did not meet the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had 180 calendar days, or until September 8, 2026 (the “Initial Compliance Date”), to regain compliance with the Minimum Bid Price Requirement by having the Class A Ordinary Shares maintain a minimum closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days before the Initial Compliance Date.

As further previously reported on its Current Report on Form 8-K filed on September 11, 2026, on September 10, 2026, the Company received a letter from the Staff of Nasdaq (the “Staff”) notifying the Company that the Company was eligible for an additional 180-day period (the “Second Compliance Period”), or until March 8, 2027 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement, based on the Staff’s determination that the Company met the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the Minimum Bid Price Requirement, and the Company’s written notice to Nasdaq of its intention to cure the deficiency during the Second Compliance Period, by effecting a reverse stock split, if necessary.

On September 22, 2026, the Company received a letter from Nasdaq notifying the Company that the Staff has determined that the Company has regained compliance with the Minimum Bid Price Requirement as a result of the closing bid price of the Class A Ordinary Shares being at $1.00 per share or greater for 10 consecutive business days from September 8, 2026 through September 21, 2026. Accordingly, the Company is in compliance with the Minimum Bid Price Requirement, and the matter is now closed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

Dated: September 23, 2026	By:	/s/ Raymond Z. Wang
	Name:	Raymond Z. Wang
	Title:	Chief Executive Officer

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